Term Loan	6 Months Ended
Jun. 30, 2017
Debt Disclosure [Abstract]
Term Loan
Term Loan

In August 2014, the Company entered into a $7.5 million secured term loan from a finance company. The loan was secured by a lien on all of the Company’s assets, excluding intellectual property, which was subject to a negative pledge. The loan contained certain additional nonfinancial covenants. In connection with the loan agreement, the Company’s cash and investment accounts were subject to account control agreements with the finance company that gave the finance company the right to assume control of the accounts in the event of a loan default. Loan defaults were defined in the loan agreement and include, among others, the finance company’s determination that there was a material adverse change in the Company’s operations. Interest on the loan was at a rate of the greater of 7.95%, or 7.95% plus the prime rate as reported in The Wall Street Journal minus 3.25%. The interest rate was 8.95% as of June 30, 2017. The loan was interest‑only through May 2015, and was repayable in equal monthly payments of principal and interest of approximately $305,000 over 27 months, which began in June 2015. Debt consisted of the following as of June 30, 2017 and December 31, 2016:

	June 30, 2017	December 31, 2016
Term loan	$609,572	$2,374,031
Less: debt discount	(1,974)	(20,364)
Term Loan, net of debt discount	$607,598	$2,353,667

Interest expense, which includes amortization of a discount and the accrual of a termination fee, was approximately $33,000 and $136,000 for the three months ended June 30, 2017 and 2016, respectively, and $94,000 and $297,000 for the six months ended June 30, 2017 and 2016, respectively, in the accompanying statements of operations.

On August 1, 2017, the term loan matured and the Company made a final payment of $494,231 which included the termination fee of $187,500.